Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

Mr. Dwight Perry, Chief Financial Officer

The J.G. Wentworth Company

1200 Morris Drive

Chesterbrook, PA 19087

and

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606

We have performed the procedures enumerated below, which were agreed to by Management of Green Apple Management Company, LLC (“Green Apple”), J.G. Originations, LLC (“Originations”), J.G. Wentworth XLV, LLC, (the “issuer”), PPM America, Inc. (the “Specified Party”), solely to assist you in evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables”) and annuity purchase contracts (the “Annuity Receivables”) (collectively, the “Series 2020-A2 Receivables”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures and findings are as follows:

Purchase Contract File to Data File Comparison Procedures

1.	The Company provided BDO with:

a.

An electronic data file labeled “2020-A2 Pool Cut – VFN to FN – 6.30.2021” (the “Data File”) containing information relating to the structured settlements purchase contracts (the “Settlement Contracts”) and annuity purchase contracts (the “Annuity Contracts,”) together, (the “Receivables”) as of the close of business on a date specified by the Company (the “Preliminary Cut-Off Date”) and

2.	The Company, on behalf of the Issuer, provided BDO with the following:

a.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2020-A2 Receivables and

b.

Electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”) and annuity documents (the “Annuity Documents”) containing documentation pertaining to the purchase and assignment of the Series 2020-A2 Receivables.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

Sample Settlement Contracts

3.	We randomly selected ninety-five (95) Settlement Contracts from the Data File. We performed the following procedures with respect to each selected structured settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

For contract #545998-1, the “GLS” field reflecting the state in the Data File was blank and therefore, could not be compared to the court order. No other exceptions were found.

Management Response: The exception above is related to a legacy portfolio of seasoned assets. The state of purchase did not appear on the report due to the way in which it was saved in the system. This does not have any impact on the clear chain of title related to the receivable.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

For contracts #545998-1 and #588755-2, a copy of the Funding Check or Wire Transfer Request were not included in the Settlement Documents. No other exceptions were found.

Management Response: The exceptions above are related to a legacy portfolio of seasoned assets and not related to the transfer order or have impact on the clear chain of title related to the receivable.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or June 1, 2021 (the “Securitization Cut -Off Date”) as indicated in WAIDE, and compare that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/- $1 or less are not considered exceptions.

No exceptions were found.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

No exceptions were found.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validate that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicated in the Purchase Agreement included in the Settlement Documents.

No exceptions were found.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Company and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

For contracts #545998-1 and #588755-2, they were noted in the Data File as Settlement Contracts and as per discussion with management, the deals are Annuity Contracts. Further, for contract #545998-1 no state was available in the Data File to compare to the court order. No other exceptions were found.

Management Response: The exceptions above are related to a legacy portfolio of seasoned assets. These are legacy Annuity assets acquired by PeachTree that were migrated in the JGW system as structured settlements. As these are annuity contracts, a court order is not necessary and there is no issue with the chain of title related to the receivable.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contained a court order, notice of assignment or letter from the Company (or an affiliate of the Company) to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

i.	PO Box 7780 4244 Philadelphia, PA 191 82-4244

ii.	PO Box 822081 Philadelphia, PA 19182

iii.	PO Box 83364 Woburn, MA 01813-3364

iv.	PO Box 116476 Atlanta, Georgia 30368 -6476

v.	PO Box 101210 Atlanta, Georgia 30392

vi.	PO Box 809156 Chicago, IL 60680 -9156

No exceptions were found.

j.

Lien Search: Observed that the Settlement Documents contained a consumer credit report and a UCC search that made reference to the claimant. If the consumer credit report or a UCC search is not included in the Settlement Documents, the Company provided such document upon request.

No exceptions were found.

k.

Settlement Agreement: Observed that the Settlement Documents contains either a photocopy of a document whose title includes the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document is not already included in the Settlement Documents, the Company provided the document upon request.

No exceptions were found.

Sample Annuity Contracts

4.	We randomly selected five (5) Annuity Contracts from the Data File. We performed the following procedures with respect to each selected annuity policy:

a.

Insurance Company Acknowledgement: Observed that the Annuity Documents include an acknowledgement from the issuer insurance company and to observe that the annuity policy reflects the Company (or an affiliate of the Company) as the named beneficiary.

No exceptions were found.

b.

Discount Rate: Compared the discount rates used to calculate the purchase price in WAIDE to the t -value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - 0.01% or less are not considered exceptions.

No exceptions were found.

c.	Notice of Assignment or Payment Address Change: Observed that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to the Company.

No exceptions were found.

d.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

No exceptions were found.

e.

Scheduled Payments Purchased: Compared the total payments purchased as set forth on the applicable Data File (excluding the payments occurring before the date of determination or Securitization Cut-Off Date (June 1, 2021)) to the total amount of scheduled payments purchased as indicated in the t-value worksheet included in the Annuity Documents (inclusive of escrow and fees). For purposes of this procedure, the Specified Parties have agreed that differences of +/ - $1 or less are not considered exceptions.

No exceptions were found.

f.

Purchase Information: Compared the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - $1 or less are not considered exceptions.

No exceptions were found.

g.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Annuity Documents to validate that the purchase price as set forth in WAIDE was greater than or equal to the purchase price as set forth in the Purchase Agreement.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name indicated as the annuity company issuer as set forth in the Annuity Documents to the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Lien Search: Observed that the Annuity Documents contains a consumer credit report and UCC search that makes reference to the claimant. If the consumer credit report or UCC search is not included in the Annuity Documents, the Company provided such document.

No exceptions were found.

j.	Original Documentation: Observed that the Annuity Documents include copies of original documentation related to the purchase and assignment of the annuity policy.

No exceptions were found.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on 2020-A2 Receivables. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of Management and the Specified Party and is not intended to and should not be used by anyone other than these specified parties.

June 30, 2021